                                                                EXHIBIT 10.125



                        ROLLOVER AND ASSIGNMENT AGREEMENT

         THIS ROLLOVER AND ASSIGNMENT AGREEMENT ("Rollover Agreement") is made as of December 1, 1998 between Penn Octane Corporation, a Delaware corporation having its principal office at 900 Veterans Boulevard, Suite 510, Redwood City, California 94063 (the "Borrower") and the six Lenders set forth on Schedule I hereto (each a "Lender", collectively, the "Lenders").

         WHEREAS, pursuant to that certain Purchase Agreement dated October 21, 1997 (the "Purchase Agreement"), the Borrower issued to each Lender a promissory note (with respect to each Lender, the "Original Note" and collectively, the "Original Notes") bearing interest at the rate of 10% per annum, dated as of October 21, 1997 in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), pursuant to which the Borrower is obligated to repay to each Lender the stated principal amount of such Lender's Original Note (which amount is set forth opposite such Lender's name on Schedule I hereto) plus any accrued and unpaid interest thereon at the rate of 10% per annum (such amount with respect to each Lender, the "Loan");

         WHEREAS, Borrower has represented to Lenders that: an arbitral award was rendered against International Bank of Commerce-Brownsville ("IBC") in favor of Borrower; the value of the arbitral award as of July 31, 1998 was approximately $3.4 million; a judgment was entered on February 28, 1996 by the 197th District Court of Cameron County, Texas in Civil Action No. 94-08-4008-C, known as International Energy Development Corp. v. International Bank of Commerce-Brownsville; such judgment modified the arbitral award in certain respects; an appeal was taken to the Court of Appeals for the Thirteenth District of Texas (the "Corpus Christi Court of Appeals"); on June 18, 1998, the Corpus Christi Court of Appeals rendered an Opinion and Order in No. 13-96-298-CV, known as International Bank of Commerce - Brownsville, Appellant
v. International Energy Development Corp., Appellee, such Opinion and Order confirmed the original arbitral award in all respects; and IBC has filed a motion for rehearing with the Corpus Christi Court of Appeals;

         WHEREAS, the Borrower has requested each of the Lenders to continue to lend the original principal amount of its respective Loan, and the Borrower intends to effect the equitable distribution to the Lenders of any payment, realization or proceeds relating to or arising out of the Judgment (as defined in the Assignment);

         WHEREAS, simultaneously upon the execution of this Rollover Agreement, the Borrower and the Lenders have executed a Collateral Agreement substantially in the form attached hereto as Exhibit A, and the Borrower and Castle Energy Corporation for itself and as Collateral Agent for the Lenders have executed an Assignment of Judgment Agreement substantially in the form attached hereto as Exhibit B (respectively, the "Collateral Agreement" and the "Assignment") pursuant to which (i) Castle Energy Corporation has been appointed as Collateral Agent by the Borrower and Lenders (the "Collateral Agent"), and a collateral account has been established by the Collateral Agent (the "Collateral Account");
(ii) Borrower has agreed to instruct IBC in writing (as attached as Annex 1 to the Collateral Agreement, the "Payment Instruction Letter") to make any payment of Proceeds (as defined in the Assignment) into the Collateral Account; and
(iii) Borrower has assigned in trust to the Collateral Agent as assignee for itself and on behalf of all the Lenders all of Borrower's right, title and interest in and to the Judgment (as defined in the Assignment) and the Proceeds; and (iv) the Collateral Agent shall distribute any Proceeds paid into the Collateral Account solely as set forth in the Collateral Agreement;

         WHEREAS, each of the Lenders has agreed to continue to lend the original principal amounts of its respective Loan subject to the terms and conditions of this Agreement, and to amend and restate its Original Note in consideration for which the Borrower shall execute and deliver: (i) to the Collateral Agent, the Assignment, (ii) to each Lender, an amended and restated Original Note (with respect to each Lender, the "Amended Note", collectively, the "Amended Notes") substantially in the form of Exhibit C hereto in such principal amount as is set forth opposite such Lender's name on Schedule I attached hereto, and (iii) to each Lender, warrants issued by the Borrower to such Lender to purchase shares of Common Stock, $.01 par value ("Common Stock") of the Borrower at an exercise price of $1.75 per share, pursuant to Section 2(c) hereof (the "Warrants", together with the Amended Notes, the "Securities"), substantially in the form of Exhibit D hereto; and

         WHEREAS, the Borrower and each of the Lenders desire to enter into a Registration Rights Agreement with respect to the shares of Common Stock underlying the Warrants (the "Warrant Shares") and the Conversion Shares (as defined below), substantially in the form of Exhibit E hereto (the "Registration Rights Agreement"), all on the terms and conditions set forth therein.

         NOW, THEREFORE, in consideration of the mutual covenants of the parties contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Continuation of Loans. Subject to the terms and conditions stated herein, each Lender hereby agrees to continue to lend the original principal amount of its respective Loan until the Maturity Date (as defined in this Agreement).

         2.  Assignment.

             a. In consideration of the Lenders' agreement to continue to lend the original principal amount of their respective Loans subject to the terms and conditions stated herein, the Borrower hereby (i) agrees to execute and deliver to each of the Lenders at the Closing (as defined below) an Amended Note in such amount as is set forth opposite such Lender's name on Schedule I hereto and (ii) agrees to execute and deliver to the Collateral Agent at the Closing the Assignment and (iii) agrees to execute and deliver to the Lenders at the Closing the Collateral Agreement. Borrower hereby acknowledges that the Assignment and the Collateral Agreement are executed as collateral security and the execution and delivery thereof shall not in any way impair or diminish the obligations of Borrower to Lenders. Any Proceeds paid into the Collateral Account shall be paid in trust to the Collateral Agent, shall be subject to the liens of the Collateral Agent for the benefit of itself and the Lenders, and shall be distributed by the Collateral Agent in accordance with the terms and conditions of the Collateral Agreement.

             b. Borrower hereby agrees to execute and deliver to the Collateral Agent at the Closing the Payment Instruction Letter, in the form attached hereto as Annex 1 to the Collateral Agreement which Collateral Agent shall send to IBC.

             c. In further consideration of the Lenders' agreement to continue to lend the principal amount of their respective Loans subject to the terms and conditions stated herein, the Borrower shall execute and deliver to each Lender at the Closing, all Warrants to purchase shares of Common Stock expiring three years from the date hereof with an exercise price of $1.75 per share, in such numbers as are set forth opposite such Lender's name on Schedule I hereto.

             d. The number of Warrants to be issued to the Lenders at the Closing pursuant to Section 3(c) is subject to adjustment as set forth in Section 6 of each Warrant.

         3. The Closing. The execution and delivery of this Rollover Agreement shall take place on December 3, 1998, or at such other date as the Borrower and the Lenders shall agree (the "Closing").

         4. Amendment of the Original Notes. Each Lender hereby agrees that upon delivery at the Closing by the Borrower of an Amended Note in such principal amount set forth opposite such Lender's name on Schedule I hereto, such Lender shall mark its Original Note "amended and restated"; and, the Original Note shall be deemed to be amended and restated in its entirety by the Amended Note.

         5. Registration Rights. The Lenders shall have such registration rights with respect to the Warrant Shares and the Conversion Shares as are set forth in the Registration Rights Agreement.

         6. Interest Rate; Default Interest Rate; Remedies. The Borrower and each of the Lenders agree that the Amended Notes shall accrue interest at the rate of ten percent (10%) per annum, payable on December 31, 1998, March 31 and June 30, 1999 (or the Maturity Date if earlier). Upon the occurrence of any Event of Default (as set forth in the Amended Note) under any one of the Amended Notes, the indebtedness owing under each Amended Note shall become immediately due and payable in full and shall accrue interest at the rate of twelve percent (12%) per cent per annum until the entire remaining principal balance of each Amended Note shall have been paid in full together with all interest accrued thereon; and the holder of each Amended Note may exercise all of its rights and remedies under the Rollover Agreement and all other documents executed or delivered in connection therewith and/or applicable law.

         7. Maturity. All outstanding principal of, and accrued and unpaid interest on, each Amended Note shall be due and payable on the earlier to occur of any one of the following dates or events (the "Maturity Date"):

             a. June 30, 1999;

             b. a date determined by the Borrower within ten (10) business days of the closing date of any raising of debt or equity financing of the Borrower, resulting in net proceeds to the Borrower in excess of $2,250,000; or

             c. an Event of Default (as defined in the Amended Notes).

         7A. Conversion of Indebtedness. Any outstanding principal and/or accrued and unpaid interest which remains due and payable in respect of any Amended Notes after June 30, 1999 (with respect to each Amended Note, the "Overdue Indebtedness") shall, upon the written request (with respect to each Amended Note, a "Conversion Notice") of the holder of such Amended Notes, be converted by the Company, in whole but not in part, into such number of newly-issued shares of Common Stock of the Company (with respect to each Amended Note, the "Conversion Shares") equal to the quotient of the Overdue Indebtedness at the time of receipt by the Company of the Conversion Notice divided by $1.50. The Company hereby agrees to deliver any Conversion Shares to the relevant holder of an Amended Note as soon as practicable after receipt of a Conversion Notice and upon surrender of the Amended Note being so converted to the Company by the holder thereof but in no event later than ten (10) business days after receipt of the Conversion Notice (the "Issuance Deadline"). Upon the issuance of the Conversion Shares in respect of an Amended Note, such Amended Note shall, from the date of receipt by the Company of the Conversion Notice, cease to accrue any interest, and all of the Company's obligations in respect of such Amended Note shall be deemed satisfied in full upon the issuance and delivery to the holder of such Amended Note of the Conversion Shares. In addition, any Conversion Shares issued pursuant to this Agreement shall be entitled to the registration rights provided for in the Registration Rights Agreement.

         8. Pro Rata Payments. Any payment by the Borrower of any amounts under the Amended Notes shall be made to each Lender pro rata in proportion to the principal amount outstanding under such Lender's Amended Note over the total amount outstanding under all the Amended Notes calculated as of the date of payment. Each payment made by the Borrower relating to the Amended Notes shall be applied first to accrued and unpaid interest on, and second to outstanding principal of, the Amended Notes.

         9. Representations, Warranties and Covenants of the Borrower. The Borrower represents, warrants and covenants that as of the Closing, and at all times thereafter until the Amended Notes are paid and satisfied in full:

             a. The Borrower is and shall be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has and will have the requisite corporate power and authority to execute and deliver this Rollover Agreement and to perform its obligations hereunder.

             b. The execution, delivery and performance of this Rollover Agreement have been and will continue to be duly authorized by all necessary corporate action on the part of the Borrower and do not violate any covenant contained in any agreement to which the Borrower is a party.

             c. The Warrant Shares and the Conversion Shares, when issued upon exercise of the Warrants and payment therefor or upon conversion of Amended Notes, as the case may be, will be legally and validly issued, fully paid and nonassessable.

             d. The Borrower owns all right title and interest in and to the Judgment and the Proceeds; and except as otherwise set forth in this Rollover Agreement and the Collateral Agreement, the Borrower has not created or suffered to exist and will not create or suffer to exist with respect to the Judgment or the Proceeds any security interest, pledge, assignment, encumbrance, lien (statutory or otherwise) or other security agreement or preferential arrangement or transfer of any kind or nature whatsoever.

             e. The Borrower has not received any payment or Proceeds nor realized all or any part of the Judgment; and if the Borrower hereafter receives any payment or Proceeds or realizes all or any part of the Judgment, it shall hold the same in trust for the benefit of the Lenders and deliver the same to the Collateral Agent in the form received immediately upon the Borrower's receipt thereof.

             f. The Judgment has not been reversed, dismissed, modified or vacated by any court; and the Borrower will notify the Lenders immediately of any such reversal, dismissal, modification or vacation.

             g. The Borrower will notify the Lenders immediately of any raising of debt or equity financing that has or potentially may result in proceeds to the Borrower in excess of $2,250,000, net of transaction expenses related to such offering and any such excess shall be paid to Lenders, pro rata, immediately upon Borrower's receipt thereof.

         10. Representations and Warranties of the Lenders. Each of the Lenders, severally and not jointly, represents and warrants to the Borrower, as to itself, as follows:

             a. General:

                (i) The Lender has all requisite authority to enter into this Rollover Agreement and to perform all of the obligations required to be performed by it hereunder.

                (ii) Neither the Borrower nor any person acting on behalf of the Borrower has offered or sold the Securities to the Lender by means of any form of general solicitation or general advertising. The Lender has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

             b. Information Concerning the Borrower: Solely for the purpose of this Rollover Agreement and the Warrants, and not for any other purpose whatsoever:

                (i) The Lender is familiar with the business and financial condition, properties, operations and prospects of the Borrower.

                (ii) The Lender has been given full access to all material information concerning the condition, properties, operations and prospects of the Borrower. The Lender and its advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Borrower and persons acting on its behalf concerning the terms and conditions of the Lender's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Lender. The Lender is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Borrower of which the Lender is unaware.

                (iii) The Lender has made, either alone or together with its advisors (if any), such independent investigation of the Borrower, its management, and related matters as the Lender deems to be, or the Lender's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Lender and its advisors (if any) have received all information and data which the Lender and its advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

                (iv) The Lender understands that all the Lender's representations and warranties contained in this Rollover Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

                (v) The Lender understands that acceptance of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Securities, the Warrant Shares or the Conversion Shares and that resale of the Securities, the Warrant Shares or the Conversion Shares will be restricted as herein provided.

             c. Status of Lender:

                (i) The Lender either alone or with its advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Lender has deemed it appropriate to do so, the Lender has retained and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Rollover Agreement and owning the Securities, the Warrant Shares and the Conversion Shares, as the case may be.

             d. Restrictions on Transfer or Sale:

                (i) The Lender is acquiring the Securities and any Warrant Shares purchased upon exercise of the Warrants or Conversion Shares upon conversion of Amended Notes solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Amended Note, the Warrants or such Warrant Shares or Conversion Shares. The Lender understands that neither the Amended Note, the Warrants nor such underlying Warrant Shares or Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Lender and on the other representations made by the Lender in this Rollover Agreement. The Lender understands that the Borrower is relying upon the representations and agreements contained in this Rollover Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

                (ii) The Lender understands that the Amended Note, the Warrants and such underlying Warrant Shares and Conversion Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Lender may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Borrower has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Lender understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the Securities Act, the Lender may dispose of the Amended Note, Warrants, underlying Warrant Shares and Conversion Shares only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, or pursuant to such other exemptions as may be available in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Lender. As a consequence, absent such an effective registration statement under the Securities Act, the Lender understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Warrant Shares and Conversion Shares) for an indefinite period of time.

                (iii) The Lender agrees that (a) it will not sell, assign, pledge, give, transfer, of otherwise dispose of the Amended Note, the Warrants or such underlying Warrant Shares or Conversion Shares or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Lender satisfactory to the Borrower (which requirement may be waived by the Borrower upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Amended Note and the Warrants and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrants may bear a legend making reference to the foregoing restrictions; and (c) the Borrower and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

                (iv) The registration rights granted to the Lender in the Registration Rights Agreement are not assignable or otherwise transferrable by the Lender except for assignment to affiliates and/or subsidiaries of the Lenders. In no event shall any sale, assignment, pledge or transfer of the Warrants, Warrant Shares or Conversion Shares by the Lender to a transferee give rise to any rights under the Registration Rights Agreement except for assignment to affiliates and/or subsidiaries of the Lenders.

         11. Conditions to Obligations of Lender and the Borrower. The obligations of each of the Lenders and the Borrower under this Rollover Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

             a. The representations and warranties of the Borrower contained in
         Section 9 hereof and of each Lender contained in Section 10 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

             b. The Borrower and the Lenders shall have executed and delivered the Registration Rights Agreement.

             c. Each Lender shall have received a duly executed Amended Note in such principal amount set forth opposite such Lender's name on Schedule I hereto.

             d. The Borrower and the Lenders shall have executed and delivered the Collateral Agreement.

             e. The Borrower and the Collateral Agent shall have executed and delivered the Assignment.

             f. The Borrower shall have executed and delivered to the Lenders with respect to the Judgment and the Proceeds such documentation as Lenders and any of their respective legal counsel may require to effect or perfect the assignment of and security interests in the Judgment, including, without limitation, UCC-1 Financing Statements.

             g. No Event of Default (as defined in the Amended Notes) shall have occurred.

         12. Waiver, Amendment. Neither this Rollover Agreement, the Collateral Agreement, the Amended Notes, the Assignment nor any provisions hereof or thereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         13. Assignability. Except as otherwise provided in this Rollover Agreement and the Collateral Agreement, neither this Rollover Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Borrower or any Lender hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, except for Assignments to affiliates and/or subsidiaries of Lender.

         14. Applicable Law. This Rollover Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

         15. Submission to Jurisdiction. The Borrower and each Lender hereby irrevocably agrees that any legal action or proceedings brought against it or any of its property with respect to this Rollover Agreement or the Amended Notes may be brought in any state or Federal court located in the City of New York, or both, and by execution and delivery of this Rollover Agreement each hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower and each Lender irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the Borrower at its address set forth in Section 19.

         16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY UNDER OR IN CONNECTION WITH THIS ROLLOVER AGREEMENT OR THE AMENDED NOTES.

         17. Section and Other Headings. The section and other headings contained in this Rollover Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Rollover Agreement.

         18. Counterparts. This Rollover Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         19. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:
               a. To the Borrower:

                  Penn Octane Corporation
                  900 Veterans Boulevard, Suite 240
                  Redwood City, California  94603

                  Attn:    Jerome B. Richter,
                           President

               b. If to a Lender, at the address set forth beneath such Lender's name on Schedule I hereto; or at such other address as any party shall have specified by notice in writing to the other parties.

         20. Binding Effect. The provisions of this Rollover Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

         21. Severability. Any provision in this Rollover Agreement that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in any other jurisdiction, and to this end the provisions of this Rollover Agreement are declared to be several.

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.


                                     PENN OCTANE CORPORATION


                                     By:  /s/Jerome B. Richter
                                        ----------------------------------
                                     Name:  Jerome B. Richter
                                     Title: Chairman, President and Chief
                                            Executive Officer

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.


                                     CASTLE ENERGY CORPORATION


                                     By:  /s/Richard E. Staedtler
                                        -------------------------------
                                     Name:   Richard E. Staedtler
                                     Title:  Chief Financial Officer

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.




                                     /s/ Clint Norton
                                     ----------------------------------
                                              Clint Norton




                                     SOUTHWEST CONCEPT INC.


                                     By: /s/ Clint C. Norton
                                        -------------------------------
                                          Name:  Clint C. Norton
                                          Title:

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.



                                     /s/ James F. Meara, Jr.
                                     ----------------------------------------
                                             James F. Meara, Jr.


                                     SEP FBO JAMES F. MEARA IRA

                                     By:   Donaldson, Lufkin & Jenrette as
                                           Securities Corporation Custodian



                                     By: /s/James F. Meara, Jr.
                                        -------------------------------------
                                        Name:   James F. Meara, Jr.
                                        Title:

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 1st day of December, 1998.



                               LINCOLN TRUST COMPANY FBO PERRY D. SNAVELY IRA


                               By: /s/ Perry D. Snavely
                                  -------------------------------------
                                  /s/ Tamara Y. Armur
                                  -------------------------------------
                               Name:  Perry D. Snavely
                                      Tamara Y. Armur
                               Title: Manager

                                   SCHEDULE I

Lenders and Addresses
Castle Energy Corporation                   Principal amount of promissory note:  $1,000,000
c/o CEC, Inc.
One Radnor Corporate Center                 Warrants: 225,000
100 Matsonford Road, Suite 250
Radnor, Pennsylvania  19087
(610) 995-9400
Attention: Mr. Joseph Castle

with a copy to:

Tom Spencer, Esq.
Duane Morris & Hecksher LLP
One Liberty Place, 42nd floor
Philadelphia, Pennsylvania  19103-7396

                                   SCHEDULE I

Lenders and Addresses
Clint Norton                                     Principal amount of promissory note:  $90,000
17110 Dallas Parkway, Suite 120
Dallas, Texas 75248                              Warrants: 20,250
(972) 931-8509


Southwest Concept Inc.                           Principal amount of promissory note:  $60,000
17110 Dallas Parkway, Suite 120
Dallas, Texas 75248                              Warrants: 13,500
Attn: Clint Norton
(972) 931-8509

                                   SCHEDULE I

Lenders and Addresses
James F. Meara, Jr.                              Principal amount of promissory note: $75,000
8150 N. Central Expressway, #795
Dallas, Texas 75206                              Warrants: 16,875
(214) 692-7066



Donaldson Lufkin Jenrette                        Principal amount of promissory note:  $75,000
Securities Corporation Custodian
SEP FBO James F. Meara IRA                       Warrants: 16,875
Pershing Division of Donaldson Lufkin &
Jenrette Securities Corporation
P.O. Box 2050
Jersey City, New Jersey  07399
(214) 692-7006

                                   SCHEDULE I

Lenders and Addresses

Lincoln Trust Company            Principal amount of promissory note: $200,000
FBO Perry D. Snavely IRA
P.O. Box 5831                    Warrants: 45,000
Denver, Colorado 80217
Attn: Monique Rice
(610) 260-6388

                                                                      Exhibit A
                                                                      ---------

                              COLLATERAL AGREEMENT
                              --------------------

                                                                      Exhibit A
                                                                      ---------

                              COLLATERAL AGREEMENT
                              --------------------

         THIS COLLATERAL AGREEMENT ("Collateral Agreement") is entered into this 1st day of December 1998, by and among (i) Penn Octane Corporation, a Delaware corporation, (the "Borrower"); (ii) each of the individual lenders identified on the signature pages hereto (each a "Lender", and collectively, the "Lenders"); and Castle Energy Corporation, as collateral agent (the "Collateral Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Borrower has represented to Lenders that: an arbitral award was rendered against International Bank of Commerce-Brownsville ("IBC") in favor of Borrower; the value of the arbitral award as of July 31, 1998 was approximately $3.4 million; a judgment was entered on February 28, 1996 by the 197th District Court of Cameron County, Texas in Civil Action No. 94-08-4008-C, known as International Energy Development Corp. v. International Bank of Commerce-Brownsville; such judgment modified the arbitral award in certain respects; an appeal was taken to the Court of Appeals for the Thirteenth District of Texas (the "Corpus Christi Court of Appeals"); on June 18, 1998, the Corpus Christi Court of Appeals rendered an Opinion and Order in No. 13-96-298-CV, known as International Bank of Commerce - Brownsville, Appellant
v. International Energy Development Corp., Appellee, such Opinion and Order confirmed the original arbitral award in all respects; and IBC has filed a motion for rehearing with the Corps Christi Court of Appeals;

         WHEREAS, Borrower has represented to Lenders that International Energy Development Corp. changed its name to Penn Octane Corporation but the caption of the Judgment (as defined in the Assignment) continues to reflect the prior name.

         WHEREAS, pursuant to a Rollover and Assignment Agreement by and among the Borrower and the Lenders of even date herewith ("Rollover Agreement") and an Assignment of Judgment Agreement between Borrower and Castle Energy Corporation for itself and as Collateral Agent for Lenders dated as of even date herewith (the "Assignment") the Borrower has assigned in trust to Castle Energy Corporation for itself and as Collateral Agent for the Lenders all of its right, title and interest in and to the Judgment and the Proceeds (as defined in the Assignment);

         WHEREAS, in furtherance of the Assignment, the Borrower has agreed to execute and deliver to Collateral Agent at Closing (as defined in the Rollover Agreement) a letter to IBC, substantially in the form attached hereto as Annex 1 (the "Payment Instruction Letter") instructing IBC to deliver the Proceeds in trust to the Collateral Agent for deposit in the Collateral Account (as hereinafter defined);

         WHEREAS, the Borrower and the Lenders wish to appoint the Collateral Agent, and the Collateral Agent has agreed to establish a deposit account in trust (the "Collateral Account") and to act, as an administrator of the Collateral Account upon the terms, conditions and provisions hereinafter set forth; and

         WHEREAS, the Borrower and the Lenders desire to set forth the terms and conditions pursuant to which the Collateral Agent shall pay out any Proceeds delivered to the Collateral Agent and/or deposited into the Collateral Account during the term of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed among the parties hereto as follows:

1.       Defined Terms
         -------------

         All capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings ascribed to them in the Rollover Agreement and are incorporated herein by reference.

2.       Appointment of the Collateral Agent
         -----------------------------------

         2.1 The Borrower and the Lenders hereby designate the Collateral Agent, and the Collateral Agent hereby agrees to act, as an administrator of the Collateral Account in trust, upon the terms and conditions set forth herein.

         2.2 The Collateral Agent's duties and responsibilities, in its capacity as such, shall be limited to those expressly set forth in this Collateral Agreement, and the Collateral Agent shall not be subject to, nor obliged to recognize, any other agreement between any or all of the parties hereto even though reference thereto may be made herein, except to the extent that definitions contained in the Rollover Agreement are incorporated in this Collateral Agreement. This Collateral Agreement may not be amended at any time in such a way as to affect the rights, responsibilities, obligations, liabilities or fees of the Collateral Agent except with the Collateral Agent's prior written consent, as evidenced by an instrument in writing signed by all the parties hereto.

         2.3 The Collateral Agent, in its capacity as such, shall disregard any and all notices or directions given by any of the Borrower, the Lenders or by any other person, firm or corporation, except (i) such notices, directions and instructions as are specifically provided for herein, (ii) joint instructions received in writing from the Borrower and the Lenders and (iii) a Final Order (as hereinafter defined) of a court of competent jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under a Final Order of a court of competent jurisdiction, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by a Final Order of a court of competent jurisdiction, or in case a Final Order of a court of competent jurisdiction shall be made or entered affecting such property or any part thereof, then and in any of such events the Collateral Agent is authorized to rely upon and comply with any such order, writ, judgment or decree of any court which is not subject to further review or appeal (a "Final Order").

         2.4 In the event that the Collateral Agent shall be uncertain as to its duties or actions hereunder, or shall receive instructions from the Borrower or the Lenders which, in the opinion of the Collateral Agent, are in conflict with any of the provisions of this Collateral Agreement, it shall be entitled to maintain the Collateral Account and may decline to take any further action until the Collateral Agent receives joint written instructions from the Borrower and the Lenders directing the disbursement of all or any portion of such Collateral Account, in which case the Collateral Agent shall then make such disbursement in accordance with such instructions. Should any dispute arise with respect to the payment, ownership or right of possession of any proposed disbursement, the Collateral Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of such proposed disbursement until such dispute shall have been settled either by mutual agreement of the parties concerned or by a Final Order, provided that the Collateral Agent shall be under no duty whatsoever to institute or defend any such proceedings, and, provided further, that if any such dispute continues for more than one hundred twenty (120) days, the Collateral Agent may, in its discretion, upon written notice to the Borrower and the Lenders, interplead the Collateral Account (or that portion thereof which is the subject of such dispute) to a court of competent jurisdiction (subject to the provisions of
Section 7.4 hereof).

         2.5   It is understood and agreed that the Collateral Agent shall:

               (a) be under no duty to accept notices or instructions from any person other than as expressly provided for in this Collateral Agreement;

               (b) be protected in acting upon any notice, opinion, request, certificate, approval, consent or other document reasonably believed by it to be genuine and what it purports to be;

               (c) be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and (i) mailed, by registered or certified mail, return receipt requested, postage prepaid, (ii) sent via expedited courier service that regularly requires signed receipts evidencing delivery, or (iii) hand delivered, in a sealed wrapper, manually receipted for by the addressee, in each case to the Borrower or the Lenders at the addresses set forth in
         Section 7.3 hereof;

               (d) be protected, indemnified and held harmless jointly and severally by the Borrower and the Lenders (other than Castle Energy Corporation) from and against any claim made against it by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability or expense, including attorneys' fees and other reasonable expenses of defending itself against any claim of liability it may sustain in carrying out the terms of this Collateral Agreement, except for claims which are successfully asserted against the Collateral Agent based upon the Collateral Agent's failure to comply with the terms and conditions of this Collateral Agreement or the bad faith, gross negligence or willful misconduct of the Collateral Agent; provided, however, that (i) promptly after the receipt by the Collateral Agent of notice of any demand or claim or the commencement of any such action, suit or proceeding, the Collateral Agent shall notify all parties hereto in writing of the existence of such demand, claim, action, suit or proceeding; (ii) the other parties hereto shall be entitled, jointly or severally and at their own expense, to participate in and assume the defense of any such action, suit or proceeding; and (iii) the aforesaid indemnity obligations shall survive the termination of this Collateral Agreement or the resignation of the Collateral Agent;

               (e) have no liability in respect of or duty to inquire into the terms and conditions of the Rollover Agreement (except to the extent that any of the defined terms contained in the Rollover Agreement are incorporated in this Collateral Agreement) or any other document or agreement executed in connection with or pursuant to the Rollover Agreement, its duties under this Collateral Agreement being understood by the parties to be ministerial in nature;

               (f) be permitted to consult with counsel of its choice which is experienced in legal matters of a nature similar to those arising under this Collateral Agreement, and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel; provided, however, that nothing contained in this subsection (f), nor any action taken by the Collateral Agent or by such counsel, shall relieve the Collateral Agent from liability for any claims which are occasioned by its failure to comply with the terms and conditions of this Collateral Agreement or the bad faith, gross negligence or willful misconduct of the Collateral Agent, as provided in subparagraph (d) above;

               (g) not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Collateral Agreement, unless the same shall be in writing and signed by the Borrower and each of the Lenders and notice thereof is provided to the Collateral Agent, except to the extent that any such modification, amendment, termination, cancellation, rescission or supersession affects the rights, responsibilities, obligations, liabilities or fees of the Collateral Agent hereunder, in which case any document or instrument reflecting such changes shall also be signed by the Collateral Agent;

               (h) be entitled to refrain from taking any action other than to keep the Proceeds received by it in escrow until disbursement thereof pursuant to Section 4.1 of this Agreement, or it shall be directed otherwise in writing by the Borrower and the Lenders, or by a Final Order; and

               (i) be granted a security interest in and lien on the Collateral Account for the benefit of itself and the Lenders in its capacity as Collateral Agent hereunder. This paragraph shall survive notwithstanding any termination of this Collateral Agreement or the resignation of the Collateral Agent.

         2.6 From time to time on or after the date hereof, the Borrower and the Lenders shall deliver or cause to be delivered to the Collateral Agent such further documents and instruments, or cause to be done such further acts, as the Collateral Agent may request in order to enable the Collateral Agent to carry out more effectively the provisions and purposes of this Collateral Agreement, to evidence compliance with this Collateral Agreement or to assure itself that it is reasonably protected in acting under this Collateral Agreement.

         2.7   (a)   For its services hereunder, the Collateral Agent shall be
entitled to be paid by the Borrower a one-time acceptance fee in an amount equal to One Dollar ($1.00), payable in advance, commencing with the execution of this Collateral Agreement.

               (b) The foregoing fee, together with the reasonable out-of-pocket expenses incurred by the Collateral Agent in performing its duties under this Collateral Agreement, shall be borne by the Borrower. The Borrower hereby agrees to indemnify and hold the Lenders harmless, from and against all losses or damages arising out of a breach by the Borrower of its obligations under this Section 2.7.

3.       Establishment of Collateral Account
         -----------------------------------

         3.1 Simultaneously with the execution of this Collateral Agreement, the Borrower will deliver to the Collateral Agent Ten Dollars ($10.00) which is to be deposited into a separate interest bearing deposit account in the name of the Collateral Agent as the sole signatory (as so constituted and as the amount of such Collateral Account may increase or be supplemented by any Proceeds or interest thereon or pursuant to the Payment Instruction Letter or pursuant to the provisions hereof, the "Collateral Account"). Collateral Agent shall disburse funds from the Collateral Account in accordance with the terms of this Collateral Agreement. Borrower agrees to execute, deliver and cause to be filed any and all documents that may be required to evidence, perfect or continue the perfection of the Collateral Agent's security interest in and lien on the Collateral Account and the funds therein.

4.       Disposition of Collateral Account
         ---------------------------------

         4.1 As promptly as possible after the deposit and clearance of any Proceeds into the Collateral Account pursuant to the Payment Instruction Letter, the Collateral Agent shall disburse such Proceeds from the Collateral Account, in the following amounts and according to the following priority:

               (a) First, to the law firm of Patton Boggs, L.L.P. ("Patton Boggs") for fees and expenses incurred in connection with the Judgment, a particular amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) as such particular amount shall be directed by the Borrower in writing to the Collateral Agent (the "Patton Boggs Payment");

               (b) Second, to Thomas A. Serleth, an amount equal to five percent (5%) of the Judgment net of the Patton Boggs Payment, as such amount shall be directed by the Borrower in writing to the Collateral Agent;

               (c) Third, to Castle Energy Corporation for payment of its legal fees, costs and expenses (which Borrower hereby agrees to pay) incurred in connection with the negotiation, preparation, documentation of and/or exercise of rights under the Rollover Agreement, this Collateral Agreement, the Assignment, the Amended Notes, the Warrants and the Registration Rights Agreement provided, however, that the amount so paid in connection with such negotiation, preparation and/or documentation shall not exceed $30,000.

               (d) Fourth, to each of the Lenders in the respective principal amounts set forth on Schedule I hereto plus all interest accrued thereon as provided in each Lender's Amended Note; provided that if the Proceeds are not sufficient to pay the Loans in full, then pro rata to each of the Lenders based upon the outstanding amount of their respective Loans at the time of payment;

               (e) Fifth, to the Collateral Agent, any amounts owing to the Collateral Agent pursuant to this Collateral Agreement other than as specified in subsection (c) above; and

               (f) Sixth, to the Borrower, such amount as is remaining in the Collateral Account after payment in full of each Lender's Amended Note and amounts owing under Sections 4.1 hereof or as otherwise provided in this Collateral Agreement (the "Termination Date Escrow Balance").

         4.2   The Collateral Agent shall provide written notice pursuant to
Section 7.3 hereof to each of the Lenders and the Borrower of the amount, date and payee of any distributions to be made hereunder at least ten (10) days before making any such disbursement pursuant to Section 4.1. For purposes of the ten-day notice periods pursuant to this Section 4.2, each such period shall commence on the date of such notice and shall terminate at midnight on the tenth day thereafter.

         4.3 The party or parties receiving a disbursement from the Collateral Account shall, upon request, furnish to the Collateral Agent concurrently with its receipt of such disbursement, a signed receipt for the amount of such disbursement and, if applicable, documentary evidence reasonably satisfactory to the Collateral Agent of such party's appointment, incumbency and authority.

         4.4 For purposes of determining the amount of interest owing to any Lender, the Collateral Agent shall be entitled to rely on a copy of the Amended Note and a sworn affidavit signed by the Borrower and such Lender.

5.       Lenders' Rights
         ---------------

         The Borrower and each of the Lenders hereby acknowledge that neither this Collateral Agreement nor the Assignment shall in any way prejudice any of the Lenders' rights to payment under the Rollover Agreement or the Amended Notes, or any other amounts owing pursuant to any other agreement, note, or arrangement by and among any of the Borrower and the Lenders, as the case may be, whatsoever. The Borrower specifically acknowledges that this Collateral Agreement has been established for purposes of effecting the equitable distribution of any Proceeds, and that this Collateral Agreement shall not be construed in any way as a settlement, compromise or adjustment by any of the Lenders of any amounts owed to them by the Borrower. The Borrower hereby confirms, and the parties hereto acknowledge, the Borrower's assignment to the Collateral Agent for the benefit of itself and the Lenders of all of Borrower's right, title and interest in and to the Judgment and the Proceeds.

6.       Term
         ----

         This Collateral Agreement shall continue until the earlier of (i) the payment in full of all amounts owing to the Lenders under the Amended Notes, and
(ii) payment into and disbursement out of the Collateral Account, in accordance with the terms of this Collateral Agreement, of all Proceeds; in each case, as evidenced by written notice to such effect signed by each of the Lenders in the form requested by the Collateral Agent; whereupon this Collateral Agreement and the collateral arrangements created hereunder shall terminate (the "Termination Date"), and the Collateral Agent shall be released and discharged from all further duties and obligations hereunder, but without prejudice to any liability of the Collateral Agent for its failure to comply with the terms and conditions of this Collateral Agreement or its bad faith, gross negligence or willful misconduct hereunder. Each of the Lenders agrees that, upon the occurrence of either of the events specified in clause (i) or (ii) of this Section 6, such Lender shall execute a written notice in the form requested by the Collateral Agent.

7.       Miscellaneous
         -------------

         7.1 (a) The Borrower and the Lenders may, upon at least thirty (30) days' prior written notice to the Collateral Agent executed by all of them, dismiss the Collateral Agent hereunder and appoint a successor. In such event, the Collateral Agent shall promptly account for and deliver to the successor collateral agent named in such notice the then balance of the Collateral Account. Upon acceptance thereof and of such accounting by such successor collateral agent, and upon reimbursement to the Collateral Agent of all expenses due to it hereunder through the date of such accounting and delivery, the Collateral Agent, in its capacity as such, shall be released and discharged from all of its duties and obligations hereunder, but without prejudice to any liability of the Collateral Agent for failure to comply with the terms and conditions of this Collateral Agreement or its bad faith, gross negligence or willful misconduct hereunder.

               (b)  (i)   Without limiting the foregoing, the Collateral Agent
         (and any successor collateral agent hereunder) shall have the right, as provided in Subsection (ii) below, at any time to resign as such by delivering the Collateral Account to any successor collateral agent jointly designated by the Borrower and all Lenders in writing, or to any court of competent jurisdiction, whereupon the Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Collateral Agreement, but without prejudice to any liability of the Collateral Agent for its bad faith, gross negligence or willful misconduct hereunder.

                    (ii) The resignation of the Collateral Agent will take effect upon the appointment of a successor collateral agent by the Borrower and all Lenders and delivery of the Collateral Account to such successor.

         7.2 This Collateral Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. The Collateral Agent shall have the right to rely upon any proper evidence of the authority of any such successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. Notwithstanding anything to the contrary herein contained, no beneficial interest of any person in the Collateral Account shall be subject to anticipation or assignment by such person, nor shall the Collateral Account be subject to interference or control of any creditor of such person, or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of such person prior to disbursement, and each party hereby agrees to indemnify the other parties in connection with any loss or diminution of such party's interest in the Collateral Account as a result of any such matter.

         7.3 Any notice, direction, instruction or other communication required or permitted hereunder shall be given in writing by hand delivery, by registered or certified first class mail, return receipt requested, postage prepaid, or by expedited courier service that regularly requires signed receipts evidencing delivery, in each case addressed to the party to receive the same at its respective address set forth below, or to such other address as such party may have designated by notice to the others in accordance with the provisions of this Section 7.3.

               (i)   To the Borrower:

                     Penn Octane Corporation
                     900 Veterans Boulevard, Suite 240
                     Redwood City, California  94603
                     Attn:    Jerome B. Richter,
                              President

                     with a copy to:

                     Coudert Brothers
                     1114 Avenue of the Americas
                     New York, New York  10036
                     Attn:  John F. Watkins, Esq.

              (ii) If to a Lender, at the address set forth beneath such Lender's name on Schedule I hereto;

             (iii)   To the Collateral Agent:

                     Castle Energy Corporation
                     One Radnor Corp. Center
                     100 Matsonford Road, Suite 250
                     Radnor, Pennsylvania  19087
                     Attn:  Joseph Castle, President

or at such other address as any party shall have specified by notice in writing to the other parties.

         Copies of any written communications sent by the Borrower or the Lenders to the Collateral Agent relating to this Collateral Agreement shall be sent to the other parties hereto, and copies of any written communications sent by the Collateral Agent relating to this Collateral Agreement shall be sent to the Borrower and the Lenders. Notwithstanding the foregoing, the Borrower and the Lenders shall have the right to engage in direct written communications among themselves relating to this Collateral Agreement without providing copies thereof to the Collateral Agent, except to the extent otherwise required under the terms of this Collateral Agreement.

         All notices, directions, instructions and communications hereunder shall be effective, and deemed given, if hand delivered, on and as of the date of receipt thereof, as evidenced by a written receipt by or on behalf of the party to which the same is so delivered, and, if mailed or sent by expedited courier, on and as of the date of delivery, as evidenced by the acknowledgement of delivery issued with respect thereto by the applicable postal authorities or by the confirmation of delivery issued by the applicable courier service.

         7.4   (a)   The parties agree that this Collateral Agreement, and the
respective rights, duties and obligations of the parties hereunder, shall be governed by, and interpreted in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law thereunder.

               (b) Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Collateral Agreement shall be brought exclusively in any Federal or state court within the county of New York, New York, and any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Collateral Agreement, irrevocably submits to and accepts with respect to any such action or proceeding, for such party's heirs, beneficiaries remaindermen, personal representatives, executors, administrators, fiduciaries and permitted assigns and in respect of such party's properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction under the constitution or laws of the State of New York or the Constitution or laws of the United States of America or otherwise. Each of the parties hereby irrevocably waives any right it may have to a jury trial in connection with this Collateral Agreement.

         7.5 This Collateral Agreement, and any notice, direction or other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall constitute an original instrument, but all of which together shall constitute a single agreement, notice, direction, document or instrument as the case may be. The Borrower and each of the Lenders agree to cooperate with each other in good faith in joining in any notices or written instructions that are required to be delivered to the Collateral Agent jointly by the Borrower and the Lenders.

         7.6 The provisions of this Collateral Agreement shall not be altered or terminated by operation of law or by the occurrence of any event (except as otherwise specified herein), including, without limitation, the death or incapacity or the termination of the legal existence of any party hereto.

         7.7 This Collateral Agreement shall not be assignable, in whole or in part, by any party without the prior written consent of the other parties, and any attempted assignment without such prior written consent shall be void except that each Lender may assign its rights under this Collateral Agreement to any of its affiliates or subsidiaries without the consent of any other party.

         7.8 This Collateral Agreement, and any notice, direction or other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall constitute an original instrument, but all of which together shall constitute a single agreement, notice, direction, document or instrument, as the case may be.

         7.9 This Collateral Agreement may not be amended or modified nor any provision hereof waived except by an instrument in writing signed by the party against whom any amendment or modification or waiver is sought to be enforced.

         7.10 Any provision in this Collateral Agreement held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions of this Collateral Agreement.

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.


                                           THE BORROWER:

                                           PENN OCTANE CORPORATION


                                           By: /s/ Jerome B. Richter
                                               ---------------------------------
                                           Name: Jerome B. Richter
                                           Title: Chairman, President and Chief
                                           Executive Officer


                                           CASTLE ENERGY CORPORATION,
                                           as Collateral Agent


                                           By: /s/ Richard E. Staedtler
                                               ---------------------------------
                                           Name: Richard E. Staedtler
                                           Title: Chief Financial Officer

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.


                                           LENDER:


                                           /s/Clint Norton
                                           -------------------------------------
                                           Clint Norton



                                           SOUTHWEST CONCEPT INC.,
                                           as Lender


                                           By: /s/Clint S. Norton
                                               ---------------------------------
                                               Name: Clint C. Norton
                                               Title:



                                           CASTLE ENERGY CORPORATION,
                                           as Lender


                                           By: /s/Richard E. Staedtler
                                               ---------------------------------
                                               Name: Richard E. Staedtler
                                               Title: Chief Financial Officer

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.

                                           LENDER:


                                           /s/James F. Meara, Jr.
                                           -------------------------------------
                                              James F. Meara, Jr.


                                           SEP FBO JAMES F. MEARA IRA,
                                           as Lender

                                           By: Donaldson, Lufkin & Jenrette as
                                               Securities Corporation Custodian



                                           By: /s/James F. Meara, Jr.
                                               ---------------------------------
                                           Name: James F. Meara, Jr.
                                           Title:

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Collateral Agreement as of this 1st day of December, 1998.

                                 LENDER:

                                 LINCOLN TRUST COMPANY FBO PERRY D. SNAVELY IRA, as Lender


                                 By:  /s/Perry D. Snavely
                                      ------------------------------
                                      /s/Tamara Y. Armur
                                      ------------------------------
                                 Name:  Perry D. Snavely
                                        Tamara Y. Armur
                                 Title: Manager

                                   SCHEDULE I

Lenders and Addresses
---------------------

Castle Energy Corporation          Principal amount of Amended Note:  $1,000,000
c/o CEC, Inc.                      Accrued interest thereon at 10% per annum
One Radnor Corporate Center        prior to an Event of Default, and 12% per
100 Matsonford Road, Suite 250     annum subsequent to an Event of Default
Radnor, Pennsylvania  19087
(610) 995-9400
Attention: Mr. Joseph Castle

with a copy to:

Tom Spencer, Esq.
Duane Morris & Hecksher LLP
One Liberty Place, 42nd floor
Philadelphia, Pennsylvania  19103-7396

                                   SCHEDULE I


Lenders and Addresses
---------------------

Clint Norton                        Principal amount of Amended Note:  $90,000
1710 Dallas Parkway, Suite 120      Accrued interest thereon at 10% per annum
Dallas, Texas 75248                 prior to an Event of Default, and 12% per
(972) 931-8509                      annum subsequent to an Event of Default


Southwest Concept Inc.              Principal amount of Amended Note:  $60,000
17110 Dallas Parkway, Suite 120     Accrued interest thereon at 10% per annum
Dallas, Texas 75248                 prior to an Event of Default, and 12% per
Attn: Clint Norton                  annum subsequent to an Event of Default
(972) 931-8509

                                   SCHEDULE I


Lenders and Addresses
---------------------

James F. Meara, Jr.                  Principal amount of Amended Note: $75,000
8150 N. Central Expressway, #795     Accrued interest thereon at 10% per annum
Dallas, Texas 75206                  prior to an Event of Default, and 12% per
(214) 692-7066                       annum subsequent to an Event of Default


Donaldson Lufkin Jenrette            Principal amount of Amended Note:  $75,000
Securities Corporation Custodian     Accrued interest thereon at 10% per annum
SEP FBO James F. Meara IRA           prior to an Event of Default, and 12% per
Pershing Division of Donaldson       annum subsequent to an Event of Default
Lufkin & Jenrette Securities
Corporation
P.O. Box 2050
Jersey City, New Jersey  07399
(214) 692-7006

                                   SCHEDULE I


Lenders and Addresses
---------------------

Lincoln Trust Company              Principal amount of Amended Note: $200,000
FBO Perry D. Snavely IRA           Accrued interest thereon at 10% per annum
P.O. Box 5831                      prior to an Event of Default, and 12% per
Denver, Colorado 80217             annum subsequent to an Event of Default
Attn: Monique Rice
(610) 260-6388

                                                                       Annex 1
                                                                       -------

                           PAYMENT INSTRUCTION LETTER

                      [Penn Octane Corporation letterhead]


December 1, 1998





International Bank of Commerce-Brownsville
630 East Elizabeth Street
Brownsville, Texas 78520


               Re:  Payment Instructions
                    --------------------


Ladies and Gentlemen:

         We refer you to the judgment confirming the arbitral award for $3,246,754 entered against the International Bank of Commerce-Brownsville in favor of the Penn Octane Corporation (the "Company") on February 28, 1996 by the 197th District Court in and for Cameron County, Texas, which judgment was upheld by the Texas Court of Appeals on June 18, 1998, (the "Judgment").

         We note that IBC-Brownsville has filed for a rehearing of the case underlying the Judgment by the Texas Court of Appeals, and that as of the date set forth above, the Texas Court of Appeals has not ruled on the IBC-Brownsville request for rehearing.

         The Company hereby notifies IBC-Brownsville that the Company has assigned the Judgment and the proceeds thereof to Castle Energy Corporation ("CEC") for itself and on behalf of certain other lenders as more particularly described in the enclosed Assignment of Judgment.

         In the event the Judgment becomes final and non-appealable, or is otherwise settled by the Company and IBC-Brownsville, IBC-Brownsville is hereby instructed to remit by wire transfer any and all proceeds of the Judgment or from such settlement, as the case may be, in immediately available funds to the account of CEC set forth below:

         Account Number:
         ABA Number:
         Bank:
         Contact:
         Phone:

         If you have any questions regarding this matter, please contact Ian T. Bothwell, Chief Financial Officer and Treasurer, Penn Octane Corporation, at
(562) 929-6789 ext. 101.

                                     PENN OCTANE CORPORATION


                                     By: /s/Jerome B. Richter
                                         --------------------------------
                                     Name: Jerome B. Richter
                                     Title:

                                                                     Exhibit B








                             ASSIGNMENT OF JUDGMENT

                        ASSIGNMENT OF JUDGMENT AGREEMENT


         This LITIGATION CLAIMS ASSIGNMENT AGREEMENT ("Assignment") is made as of December 1, 1998 by and between PENN OCTANE CORPORATION, a Delaware corporation (formerly known as "International Energy Development Corp.", and herein called "Assignor") and CASTLE ENERGY CORPORATION, as assignee for itself and as Collateral Agent ("Collateral Agent") for the Lenders listed on Schedule I hereto ("Lenders").

         WHEREAS, Assignor, and Lenders have entered into that certain Rollover and Assignment Agreement dated as of December 1, 1998 (as the same may be further amended from time to time, the "Rollover Agreement");

         WHEREAS, Assignor, Collateral Agent, and the Lenders have entered into that certain Collateral Agreement dated as of December 1, 1998 (as the same may be amended from time to time, the "Collateral Agreement");

         WHEREAS, Assignor has represented to Collateral Agent and the Creditors that: an arbitral award was rendered against International Bank of Commerce-Brownsville ("IBC") in favor of Assignor; the value of the arbitral award as of July 31, 1998 was approximately $3.4 million; a judgment was entered on February 28, 1996 by the 197th Judicial District Court of Cameron County, Texas, in Civil Action No. 94-08-4008-C, known as International Energy Development Corp. v. International Bank of Commerce - Brownsville; such judgment modified the arbitral award in certain respects; an appeal was taken to the Court of Appeals for the Thirteen District of Texas (the "Corpus Christi Court of Appeals"); on June 18, 1998, the Corpus Christi Court of Appeals rendered an Opinion and Order in No. 13-96-298-CV, known as International Bank of Commerce - Brownsville, Appellant v. International Energy Development Corp., Appellee; such Opinion and Order confirmed the original arbitral award in all respects; and IBC has filed a motion for rehearing with the Corpus Christi Court of Appeals.

         WHEREAS, by this Assignment, the respective parties to the Rollover Agreement and the Collateral Agreement wish to provide, among other things, for the assignment and recordation of the Judgment (as hereinafter defined) pursuant to Section 12.014 of the Texas Property Code.

         NOW, THEREFORE, in consideration of the premises and other value, the receipt and sufficiency of which are hereby acknowledged, Assignor and Collateral Agent for itself and the Lenders do hereby agree as follows:

         1. To secure the Loans and all other obligations of Assignor under the Rollover Agreement, the Amended Notes (as defined in the Rollover Agreement), the Collateral Agreement, this Assignment and all documents executed or delivered by Assignor in connection therewith (collectively, the "Obligations"), Assignor hereby unconditionally and irrevocably assigns, transfers, conveys and sets over to Collateral Agent for the benefit of itself and all Lenders, and grants a security interest in and lien on, all of Assignor's right, title and interest in and to: (a) that certain arbitral award ("Arbitral Award") in favor of International Energy Development Corp. against IBC; the judgment known as International Energy Development Corp. v. International Bank of Commerce - Brownsville, entered on February 28, 1996 by the 197th Judicial District Court of Cameron County, Texas, Civil Action No. 94-08-4008-C (the "District Court Decision"); that certain Opinion and Order known as International Bank of Commerce - Brownsville, Appellant v. International Energy Development Corp., Appellee, Court of Appeals for Thirteenth District of Texas Corpus Christi, No. 13-96-298-CV, entered on June 18, 1998 ("Appellate Decision"; the Arbitral Award, the District Court Decision, the Appellate Decision and any other order related thereto or any appeal therefrom or modification thereof are collectively referred to herein as, the "Judgment"); and (b) any and all appeal bond, collateral, payment, realization or proceeds relating to or arising out of the Judgment, any appeal thereof or any settlement with respect thereto, including, without limitation, all damages, statutory damages or penalties, exemplary or punitive damages, attorneys' fees, costs and pre-judgment and post-judgment interest (all of the foregoing being collectively referred to herein as, the "Proceeds"). Collateral Agent on behalf of itself and the Lenders shall be entitled to the Proceeds subject to the terms and conditions set forth in the Collateral Agreement until the Obligations are paid in full and the Rollover Agreement is terminated.

         2. Assignor represents and warrants that it owns all right, title and interest in and to the Judgment, and the Proceeds, free and clear of all liens, claims and encumbrances except as granted pursuant to the Rollover Agreement, the Collateral Agreement and this Assignment. Assignor further represents and warrants that it is the same entity as the plaintiff named in the Judgment, having changed its name from International Energy Development Corp. to Penn Octane Corporation.

         3. Assignor agrees that in the event it receives any of the Proceeds, it shall set aside and hold in trust for Collateral Agent all such Proceeds, and pay such Proceeds to Collateral Agent subject to the Collateral Agreement immediately upon receipt thereof by Assignor.

         4. For the purpose of carrying out the terms of this Assignment, Assignor hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or in its own name, from time to time in Collateral Agent's sole discretion, without notice to or assent by Assignor, to do the following on behalf of Assignor:

            (i) to direct any party liable for any payment under the Judgment (including any entity that has posted a bond related thereto) to make payment of any and all Proceeds directly to Collateral Agent subject to the Collateral Agreement;

            (ii) to ask, demand, collect, receive and give acquittances and receipts for any and all Proceeds (each of which acquittances and receipts shall be a full and complete release, discharge and acquittance to the extent of any amount paid to Collateral Agent) and, in the name of Assignor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of Proceeds; and

This power of attorney is a power coupled with an interest and shall be irrevocable until the discharge by the Assignor of all the Obligations owing to the Collateral Agent and the Lenders including, without limitation, payment in full of the indebtedness of Assignor to Collateral Agent and the Lenders.

         The parties hereto acknowledge and agree that Collateral Agent shall not be entitled to compromise, settle, or otherwise affect the Judgment or to participate in or control any appeal, settlement, or prosecution of the Judgment.

         5. If any Event of Default (as such term is defined in any Amended Note or used in the Rollover Agreement) shall have occurred and be continuing, Collateral Agent shall have, in addition to all other rights granted to it in the Rollover Agreement, the Amended Notes, this Assignment, or in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights of a secured party under applicable law as if (and whether or not) the Judgment and/or the Proceeds are collateral subject to Chapter 9 of the Texas Business and Commerce Code.

         6. This Assignment shall be binding upon and inure to the benefit of Assignor, Collateral Agent and the Lenders and their respective successors and assigns.

         7. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas other than the conflicts of laws rules thereof.

         8. If any provision of this Assignment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of such document, and such invalid, illegal or unenforceable provision shall be interpreted in such a manner to render it valid, legal and enforceable and to most nearly achieve the intents and purposes hereof.

         9. Each party hereto agrees to promptly execute and deliver to the other party hereto any and all further or additional instruments and documents including, without limitation, Uniform Commercial Code-1 financing statements, and take such further action as such other party may reasonably request in order to fully effect the purposes of this Assignment. The provisions of this Assignment shall continue in full force and effect notwithstanding any commencement of a case under the federal bankruptcy code. Neither this Assignment nor any of the terms hereof may be amended, waived, discharged, modified or terminated in any respect unless such amendment, waiver, discharge, modification, or termination is by an instrument in writing signed by each party hereto.

         10. All notices, consents, approvals, or other communications required or permitted to be given pursuant hereto shall be in writing and shall either
(i) be mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) delivered in person to the intended addressee, (iii) sent by telecopy, or (iv) sent by express mail (such as Federal Express or United States Express Mail). Notice mailed pursuant to alternative (i) shall be effective three days after its deposit in the United States mail. Notice given in any other manner shall be effective only on the date actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

To Assignor:              Penn Octane Corporation
                          900 Veterans Boulevard, Suite 240
                          Redwood City, California 94603
                          Attn:  Jerome B. Richter, President

With a copy to:           Coudert Brothers
                          1114 Avenue of the Americas
                          New York, New York  10036
                          Attn:  John F. Watkins, Esquire

To Collateral Agent:      Castle Energy Corporation
                          c/o CEC, Inc.
                          One Radnor Corporate Center
                          100 Matsonford Road, Suite 250
                          Radnor, Pennsylvania 19087
                          Attn:  Mr. Joseph Castle

With a copy to:           Duane, Morris & Heckscher, L.L.P.
                          One Liberty Place
                          Philadelphia, Pennsylvania 19103-7396
                          Attn:  Margery N. Reed, Esquire

Each party shall have the right to change its address for notice to any other location by the giving of 10 days' notice to the other party in the manner set forth in this Paragraph.

         11. Assignor may not assign, encumber or transfer, voluntarily or by operation of law, its interest in the Judgment or the Proceeds without the prior written consent of Collateral Agent, and any attempt to do so shall be void.

         12. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         13. Assignor hereby acknowledges and agrees that this Assignment may be recorded in accordance with Texas Property Code Section 12.014, and Collateral Agent and the Lenders shall be entitled to all of the benefits of such statute.

         IN WITNESS WHEREOF, this Assignment is executed as of the date first above mentioned.

                            PENN OCTANE CORPORATION
                            (formerly International Energy Development Corp.)


                            By: /s/ Jerome B. Richter
                               ------------------------------------------------
                               Name:  Jerome B. Richter
                               Title: Chairman, President and
                                      Chief Executive Officer


                            CASTLE ENERGY CORPORATION
                            for itself and as Collateral Agent for the Lenders

                            By: /s/ Joseph L. Castle II
                               ------------------------------------------------
                               Name:  Joseph Castle
                               Title: Chairman and Chief Executive Officer

                                   SCHEDULE I
                                 LIST OF LENDERS


             1.   Castle Energy Corporation
             2.   Clint Norton
             3.   Southwest Concept Inc.
             4.   James F. Meara, Jr.
             5. Donaldson Lufkin Jenrette Securities Corporation Custodian SEP FBO James F. Meara IRA
             6.   Lincoln Trust Company FBO Perry D. Snavely IRA

THE STATE OF CALIFORNIA    :
                           :
COUNTY OF RIVERSIDE        :


         This instrument was acknowledged before me on December 2, 1998 by Jerome B. Richter, Chairman of the Board, President and Chief Executive Officer of Penn Octane Corporation, Incorporated, a Delaware corporation (formerly International Energy Development Corp.), on behalf of said corporation.

[Notary Stamp]                               /s/ Ivy F. Scott
                                             ----------------------------------
                      Ivy F. Scott           Notary Public in and for the
                  Commission #1174910             State of California
                Notary Public - California
                    Riverside County
              My Comm. Expires Feb 28. 2002


My Commission Expires:
February 28, 2002

THE COMMONWEALTH OF PENNSYLVANIA      :
                                      :
COUNTY OF DELAWARE                    :


         This instrument was acknowledged before me on December 8, 1998, by Joseph Castle, Chairman of the Board and President of Castle Energy Corporation, a Delaware corporation, on behalf of said corporation.

              [Seal]
         Kathleen C. Harting                  /s/ Kathleen C. Harting
    Commonwealth of Pennsylvania            ----------------------------
            Notary Public                   Notary Public in and for the
                                            Commonwealth of Pennsylvania

                                                      [Stamp]
                                                   Notarial Seal
My Commission Expires:                  Kathleen C. Harting, Notary Public
                                      South Manheim Twp., Schuylkill County
-------------------------              My Commission Expires Apr. 13, 2002
                                  Member, Pennsylvania Association of Notaries

December 1, 1998                                                     Exhibit C
                                                                     ---------

                             AMENDED PROMISSORY NOTE

                            Redwood City, California


         FOR VALUE RECEIVED, PENN OCTANE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of Castle Energy Corporation, or its assigns ("Holder"), at the office of the Borrower in Redwood City, California or such other place as Holder may designate in writing at least three business days prior to the date fixed for such payment, the entire principal sum of ONE MILLION DOLLARS ($1,000,000), together with interest thereon, on the earlier of (i) June 30, 1999, (ii) a date determined by the Borrower within ten
(10) business days of the closing date of any raising of debt or equity financing of the Borrower, resulting in net proceeds to the Borrower in excess of $2,250,000 or (iii) the occurrence of an Event of Default hereunder (collectively, the "Maturity Date"), at which time all principal and any accrued and unpaid interest thereon shall be due and owing.

         This Amended Note was issued under and is entitled to the benefits of that certain Rollover and Assignment Agreement dated as of December 1, 1998 (the "Rollover Agreement") by and among the Borrower and the Lenders as set forth in
Schedule I of the Agreement. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Rollover Agreement.

         This Amended Note shall accrue interest from the date hereof at the rate of ten percent (10%) per annum, payable on December 31, 1998, March 31, 1999 and June 30, 1999 (or the Maturity Date, if earlier). Upon the occurrence of an Event of Default (as defined herein), all amounts owing under this Amended Note shall become immediately due and payable and interest shall accrue thereon at the default interest rate of twelve percent (12%) per annum until the entire principal balance of this Amended Note and all interest accrued hereon shall have been paid in full and the Holder may exercise all of its rights and remedies under the Rollover Agreement and all other documents executed or delivered in connection therewith and/or applicable law. Payment of this Amended Note may be enforced by suit or other process of law. This Amended Note may be prepaid at any time prior to maturity without penalty in an amount equal to the principal amount hereof plus interest thereon to the date of prepayment.

         The Borrower shall pay the sum of $41,917.81 to the Holder on December 11, 1998, which sum represents accrued and unpaid interest to December 1, 1998 on the Original Note (the "Original Note Interest").

         All payments hereunder shall be payable in lawful money of the United States.

           The Borrower shall be in default hereunder upon the occurrence of any of the following events of default ("Events of Default"): (i) the failure by the Borrower to pay the Original Note Interest when due hereunder; (ii) the failure by the Borrower to make any payment (other than the Original Note Interest) when due hereunder and such failure shall have continued for a period of ten (10) days; (iii) the commencement by the Borrower of a voluntary case in a bankruptcy or insolvency proceeding or the entry of a decree or order by a court of competent jurisdiction adjudicating the Borrower a bankrupt or the appointment of a receiver or trustee of the Borrower upon the application of any creditor in an insolvency or bankruptcy proceeding or other creditor's suit; (iv) a petition for reorganization, liquidation or arrangement filed against the Borrower under the Federal bankruptcy laws and such petition shall not have been dismissed within thirty (30) days after it was filed; (v) an assignment for the benefit of creditors by the Borrower; (vi) the occurrence of any event of default under the terms of any indebtedness of the Borrower for borrowed money in excess of $50,000; (vii) the existence of any final, non-appealable judgment on any Amended Note or any final, non-appealable judgment in excess of $50,000 against, or any attachment of material property, of the Borrower; or (viii) the breach of any representation, warranty or covenant (other than as described in the preceding clauses (i) through (vii)) of Borrower in the Rollover Agreement, the Assignment of Judgment or Collateral Agreement, and, if such breach is capable of cure, the failure of Borrower to cure such breach within a period of fifteen
(15) days.

         If any payment owing under this Amended Note is not paid when due, whether at maturity or by acceleration or otherwise, the Borrower agrees to pay all reasonable costs of collection and such costs shall include, without limitation, all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Borrower, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Amended Note.

         If any payment remains owing under this Amended Note after June 30, 1999, the Holder thereof shall have certain conversion rights in respect of such Amended Note as set forth in Section 7A of the Rollover Agreement.

         Presentment, demand, protest, notice of protest, dishonor and non-payment of this Amended Note and all notices of every kind are hereby waived.

         The terms "Borrower" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and permitted assigns.

         No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereto, and no single or partial exercise by Holder of any right or remedy shall preclude the further exercise thereof or the exercise of any other right or remedy.

         Any provision in this Amended Note that is held to be inoperative, unenforceable, voidable or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in any other jurisdiction, and to this end the provisions of this Amended Note are declared to be severable.

         This Amended Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to such state's conflicts of law provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New York, County of New York.


         IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Amended Note to be executed by its duly authorized officer as of the date first above written.


                                             PENN OCTANE CORPORATION


Attest:                                      By: /s/Jerome B. Richter
                                                 ---------------------
                                             Jerome B. Richter
___________________________                  Chairman, President and
Title: ____________________                  Chief Executive Officer

                                                                    Exhibit D
                                                                    ---------


                     NEITHER THIS WARRANT NOR THE SHARES OF
                       COMMON STOCK ISSUABLE UPON EXERCISE
          HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
          AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                         THEREFROM UNDER APPLICABLE LAW.

                          COMMON STOCK PURCHASE WARRANT
                          Void after November 30, 2001

                                             Warrant to Purchase 225,000 Shares
                                                of Common Stock, $.01 par value
                                                     of Penn Octane Corporation

                         PENN OCTANE CORPORATION (POCC)

This is to Certify That, FOR VALUE RECEIVED,

                            Castle Energy Corporation

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on November 30, 2001 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), 150,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $1.75 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

         1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time and from time to time by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         2. Reservation of Shares; Stock Fully Paid. The Company agrees that at all times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

         3. Fractional Shares. This Warrant shall not be exercisable in such manner as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

         For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the Common Stock is not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

         4. Exchange or Assignment of Warrant. This Warrant is exchangeable without expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 12 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Company:

            (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

            (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

            (C) combines its outstanding shares of Common Stock into a smaller number of shares;

            (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

            (E) issues by reclassification of its Common Stock any shares of its capital stock;

then the number and kind of securities purchasable upon exercise or exchange of this Warrant and the Exercise Price in effect immediately prior to such action shall each be adjusted so that the Holder may receive upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) Adjustment for Other Distributions. If at any time after the date hereof, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                                    E'= E     x  M-F
                                                 ---
                                                   M

where:            E'  =   the adjusted Exercise Price.

                  E   =   the Exercise Price immediately prior to the
                          adjustment.

                  M   =   the current market price (as defined in
                          (e) below) per share of Common Stock on the record date of the distribution.

                  F   =   the aggregate fair market value (as
                          conclusively determined by the Board of
                          Directors of the Company) on the record date of the assets or debt securities to be distributed divided by the number of outstanding shares of Common Stock.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

         This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

         (c) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer making such adjustment until the occurrence of such event. If the Company so defers making any such adjustment and if this Warrant is exercised after such record date but before the occurrence of such event, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise, had such adjustment been made as of the record date, over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price as unadjusted, shall be issued promptly upon the occurrence of such event and the Company shall pay to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

         (d) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock.

         (e) Statement of Adjustments. Whenever the Exercise Price and number of shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

         (f) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Stock upon exercise or exchange of the Warrants.

         (g) No adjustment for Small Amounts. Anything herein to the contrary notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

         (h) Common Stock Defined. Subject to the provisions of Section 7 hereof, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 7 hereof.

         7. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

         8. Notice to Warrant Holders. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the date specified in (x) or
(y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

         9. Certain Obligations of the Company. The Company agrees that it will not increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

         10. Repurchase Right. Notwithstanding any other provisions of this Warrant, the Company may, in the event that the average trading price of the Company's Common Stock, as reported on the NASDAQ SmallCap Market or such other exchange on which the Company's Common Stock may then be quoted, exceeds $10.00 for a period of twenty (20) consecutive trading days, upon not less than thirty
(30) days' notice in writing to the Holder, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Exercise Price is adjusted pursuant to Section 6 hereof. During such thirty (30) day period, the Holder may exercise such Warrants or a portion thereof in accordance with the terms hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

         11. Determination by Board of Directors. All determinations by the Board of Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

         12. Notice. All notices to the Holder shall be in writing, and all notices and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

         13. Replacement of Lost, Stolen, Destroyed or Mutilated Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

         14. Number and Gender. Whenever the singular number is used herein, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         15. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles.


                             PENN OCTANE CORPORATION


                             By: /s/ Jerome B. Richter
                                 -----------------------------------
                             Name: Jerome B. Richter
                             Title:  Chairman, President and
                                     Chief Executive Officer

Dated December 1, 1998

                                  PURCHASE FORM

                                                     Dated __________ , ____


                  The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ___________ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.



                                      Signature______________________________

                                                                      Exhibit E
                                                                      ---------
                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among Penn Octane Corporation, a Delaware corporation (the Borrower), and the persons whose signatures appear on the execution pages of this Agreement.

         This Agreement is entered into pursuant to the Rollover Agreement and Assignment of Judgment between the Borrower and each of the Lenders listed (the "Rollover Agreement"). In order to induce the Lenders to enter into the Rollover Agreement, the Borrower has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Borrower is a condition to the closing under the Rollover Agreement.

         The parties hereby agree as follows:

1. Definitions

         Capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Closing Date: The date on which the Closing occurs pursuant to the Rollover Agreement.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         Losses: The term "Losses" shall have the meaning set forth in Section 6 hereof.

         Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         Registrable Securities: All shares of Common Stock issuable upon exercise of the Warrants or conversion of the Amended Notes, plus any Common Stock issued or issuable to the Lenders in respect of the Warrant Shares and Conversion Shares, pursuant to any stock split, stock dividend, recapitalization, or similar event. The Warrants are not Registrable Securities hereunder. As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 or any similar provision then in force, under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Borrower and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) the sale of such securities by a Lender shall no longer require registration under the Securities Act or such securities shall cease to be outstanding.

         Registration Expenses: All reasonable expenses incurred by the Borrower in complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Borrower, and blue sky fees and expenses.

         Registration Statement: Any registration statement of the Borrower which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

         Restricted Securities: The Warrant Shares and the Conversion Shares upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Rollover Agreement and applicable law.

         Rollover Agreement: The Agreement by and among the Borrower and the Lenders thereunder pursuant to which the Warrants were issued.

         Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission (excluding Rule 144A).

2. Securities Subject to this Agreement

         The securities entitled to the benefits of this Agreement are the Registrable Securities.

3. "Piggy-Back" Registrations.

         (a) If at any time the Borrower shall determine to register any of its Common Stock under the Securities Act, whether in connection with a public offering by the Borrower, a public offering by shareholders, or both, including, without limitation, by means of any shelf registration pursuant to Rule 415 under the Securities Act or any similar rule or regulation, but other than a registration to implement an employee benefit or dividend reinvestment plan, the Borrower shall promptly give written notice thereof to the Lenders who shall be registered holders of Registrable Securities and shall use its reasonable efforts to effect the registration under the Securities Act of such Registrable Securities as may be requested in a writing delivered to the Borrower within 30 days after such notice by the Lenders as well as to include such Registrable Securities in any notifications, registrations or qualifications under any state securities laws which shall be made or obtained with respect to the securities being registered by the Borrower; provided, however, that (a) any distribution of Registrable Securities pursuant to such registration shall be managed by the investment banking firm, if any, managing the distribution of the securities being offered by the Borrower on the same terms as all other securities to be registered, and (b) the Borrower shall not be required under this Section 3 to include Registrable Securities in any registration of securities if the Borrower shall have been advised by the investment banking firm managing the offering of the securities proposed to be registered by the Borrower or others that the inclusion of Registrable Securities in such offering would substantially interfere with the orderly sale of such securities which the Borrower or others propose to register; provided, however, that in making any determination under this subparagraph (b) as to the inclusion of the Registrable Securities in any such offering, Registrable Securities shall be registered on a pro-rata basis with any other securities as to which the Borrower has granted or may in the future grant registration rights. All expenses of any registration and offering of Registrable Securities pursuant to this Section 3 (including, without limitation, registration fees and fees and disbursements of the Borrower's counsel) shall be borne by the Borrower, except that the Borrower shall not bear underwriting discounts or commissions attributable to Registrable Securities, the fees of any separate counsel for the holders of Registrable Securities or related transfer taxes.

4. Registration Procedures.

         (a) In connection with any registration pursuant to Section 3 hereof, the Borrower will prepare and file with the SEC, a Registration Statement, and any amendments and supplements thereto, on any form for which the Borrower then qualifies or which counsel for the Borrower shall deem appropriate, and use its reasonable efforts to cause such Registration Statement to become effective; provided that before filing with the SEC a Registration Statement or prospectus or any amendments or supplements thereto, the Borrower will (i) furnish to counsel selected by the Lenders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify the Lenders of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. The Borrower will also (i) promptly notify each Lender of the effectiveness of such Registration Statement, (ii) furnish to each Lender such number of copies of such Registration Statement, and each amendment and supplement thereto, the Prospectus included in such Registration Statement and such other documents as such Lender may reasonably request; (iii) use its reasonable efforts to register or qualify such securities to be registered under such other securities or blue sky laws of such jurisdictions as any Purchaser reasonably requests; (iv) use its reasonable efforts to cause all such securities to be registered to be listed on each securities exchange on which similar securities issued by the Borrower are then listed, and to provide a transfer agent and registrar for such securities to be registered no later than the effective date of such Registration Statement; (v) enter in to such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Lenders or the underwriters retained by the Lenders, if any, reasonably request in order to expedite or facilitate the disposition of such securities to be registered, including customary indemnification; and (vi) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC. The terms of this Section 4 shall not require the Borrower to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such jurisdiction where it is not so subject.

         (b) In connection with any effective Registration Statement filed pursuant to this Agreement, the Borrower will immediately notify each Lender participating in the distribution to which such Registration Statement relates of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will promptly prepare and furnish to each such Lender a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Notwithstanding the foregoing, if the Borrower determines in its reasonable business judgment that an amendment or supplement to any such prospectus would interfere with any material financing, acquisition, corporate reorganization, or other material corporate transaction or development involving the Borrower, the Borrower may delay the preparation and filing of such amendment or supplement for a period of up to 60 days in order to complete or make a public announcement with respect to such material transaction or development (it being understood that the Borrower shall be obligated to extend the period of time it is required to maintain in effect any such Registration Statement to take into account the period of time that the Lenders are unable to offer or sell Registrable Securities by reason of this
Section 4(c)).

5. Holdback Agreements.

         (a) Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Borrower or the managing underwriters), not to effect any public sale or distribution of securities of the Borrower of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any Registration Statement.

         (b) The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

6. Indemnification

         (a) Indemnification by Borrower. The Borrower shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Borrower by such holder for use therein; provided, however, that the Borrower shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in any preliminary prospectus or Prospectus if
(i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission.

         (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Borrower in writing such information as the Borrower may reasonably request for use in connection with any Registration Statement or Prospectus. Each Lender shall indemnify and hold harmless, to the full extent permitted by law, the Borrower, and its officers, directors, agents and employees, each person who controls the Borrower (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Borrower for use in such Registration Statement, Prospectus or preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Borrower or any holder and any of their respective directors, officers, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such holder.

         (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) incurred by the indemnified party, shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

         (d) Contribution. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7. Rule 144

         The Borrower shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Borrower shall deliver to such holder a written statement as to whether the Borrower has complied with such information and requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Borrower to register any of its securities under any section of the Exchange Act.

8. Underwritten Registrations

         If any of the Registrable Securities covered by any registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Borrower. No Lender may participate in any underwritten registration hereunder unless such Lender (i) agrees to sell such Lender's Registrable Securities on the basis provided in the underwriting arrangements approved by the Borrower, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9. Miscellaneous

         (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Borrower obtains the written consent of holders of at least a majority of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next day air courier, telex, or telecopy: (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Borrower in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Lender, the address set forth on
Schedule I to the Rollover Agreement; and (ii) if to the Borrower, at 900 Veterans Boulevard, Suite 240, Redwood City California 94063, attention:
Secretary, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(b).

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next day air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

         (c) Transfer of Registration Rights. The rights granted to the holders pursuant to this Agreement to cause the Borrower to register securities may not be assigned or otherwise transferred in any way other than to an Affiliate of the holder to whom the holder has transferred all or any part of the Warrant or the Amended Note.

         (d) Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

         (h) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Borrower with respect to the securities sold pursuant to the Rollover Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (i) Attorneys' Fees. If any action or proceeding is brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the parties have executed this agreement as of December 1, 1998.

                            PENN OCTANE CORPORATION



                            By:  /s/Jerome B. Richter
                                 -----------------------------------------------
                                 Jerome B. Richter
                                 Chairman, President and Chief Executive Officer

         IN WITNESS WHEREOF, the parties have executed this agreement as of December 1, 1998.



                           CASTLE ENERGY CORPORATION


                           By:  /s/Richard E. Staedtler
                                ------------------------------
                                Name: Richard E. Staedtler
                                Title: Chief Financial Officer

         IN WITNESS WHEREOF, the parties have executed this agreement as of December 1, 1998.





                         /s/ Clint Norton
                             -------------------------------
                             Clint Norton



                        SOUTHWEST CONCEPT INC.


                        By: /s/ Clint C. Norton
                            --------------------------------
                            Name: Clint C. Norton
                            Title:

         IN WITNESS WHEREOF, the parties have executed this agreement as of December 1, 1998.




                    /s/ James F. Meara, Jr.
                        -------------------------------------
                        James F. Meara, Jr.




                    SEP FBO JAMES F. MEARA IRA

                    By:  Donaldson, Lufkin & Jenrette as
                         Securities Corporation Custodian



                        By: /s/James F. Meara, Jr.
                            ---------------------------
                        Name: James F. Meara, Jr.
                        Title:

         IN WITNESS WHEREOF, the parties have executed this agreement as of December 1, 1998.



                         LINCOLN TRUST COMPANY FBO PERRY D. SNAVELY IRA



                         By:  /s/ Perry D. Snavely
                              --------------------------
                              /s/ Tamara Y. Armur
                              --------------------------
                         Name: Perry D. Snavely
                               Tamara Y. Armur
                         Title: Manager

                                   SCHEDULE I

Lenders and Addresses
---------------------
Castle Energy Corporation                Principal amount of promissory note:  $1,000,000
c/o CEC, Inc.
One Radnor Corporate Center              Warrants: 225,000
100 Matsonford Road, Suite 250
Radnor, Pennsylvania  19087
(610) 995-9400
Attention: Mr. Joseph Castle

with a copy to:

Tom Spencer, Esq.
Duane Morris & Hecksher
One Liberty Place, 42nd floor
Philadelphia, Pennsylvania  19103-7396

                                   SCHEDULE I

Lenders and Addresses
---------------------
Clint Norton                              Principal amount of promissory note:  $90,000
17110 Dallas Parkway, Suite 120
Dallas, Texas 75248                       Warrants: 20,250
(972) 931-8509


Southwest Concept Inc.                    Principal amount of promissory note:  $60,000
17110 Dallas Parkway, Suite 120
Dallas, Texas 75248                       Warrants: 13,500
Attn: Clint Norton
(972) 931-8509

                                   SCHEDULE I

Lenders and Addresses
---------------------
James F. Meara, Jr.                            Principal amount of promissory note: $75,000
8150 N. Central Expressway, #795
Dallas, Texas 75206                            Warrants: 16,875
(214) 692-7066




Donaldson Lufkin Jenrette                      Principal amount of promissory note:  $75,000
Securities Corporation Custodian
SEP FBO James F. Meara IRA                     Warrants: 16,875
Pershing Division of Donaldson Lufkin &
Jenrette Securities Corporation
P.O. Box 2050
Jersey City, New Jersey  07399
(214) 692-7006

                                   SCHEDULE I

Lenders and Addresses
---------------------
Lincoln Trust Company                       Principal amount of promissory note: $200,000
FBO Perry D. Snavely IRA
P.O. Box 5831                               Warrants: 45,000
Denver, Colorado 80217
Attn: Monique Rice
(610) 260-6388

                                  PURCHASE FORM


                                                       Dated __________ , ____


                  The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ___________ shares of Common Stock and hereby makes payment of $____________ in payment of the exercise price thereof.



                                       Signature______________________________